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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-45457) of Amscan Holdings, Inc. of our report dated March 14, 2002, with respect to the consolidated financial statements and schedule of Amscan Holdings, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2001.



Stamford, Connecticut                                /s/ ERNST & YOUNG LLP
March 28, 2002